UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2022

Monterey Capital Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41389	87-2898342
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

419 Webster Street Monterey, California 93940	93940
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (831) 649-7388

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one redeemable Warrant	MCACU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	MCAC	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A common stock for $11.50 per share	MCACW	The NASDAQ Stock Market LLC
Rights, each right receives one-tenth of one share of Class A common stock	MCACR	The NASDAQ Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On May 13, 2022, Monterey Capital Acquisition Corporation (the “Company”) consummated its initial public offering (the “IPO”) of 9,200,000 units (“Units”), including 1,200,000 Units resulting from the full exercise by the underwriters of their over-allotment option. Each Unit consists of one share of Class A common stock, $0.0001 par value per share (“Common Stock”), one redeemable warrant (“Public Warrant”), each Public Warrant exercisable into one share of Common Stock at an exercise price of $11.50 per share, and one right to receive one-tenth of one share of Common Stock upon consummation of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $92,000,000.

In connection therewith and the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement (as defined below). On May 10, 2022, the Registration Statement was declared effective by the Securities and Exchange Commission.

•	An Underwriting Agreement, dated May 10, 2022, by and between the Company and EF Hutton, division of Benchmark Investments, LLC, as representative of the several underwriters;

•	A Warrant Agreement, dated May 10, 2022, by and between the Company and Continental Stock Transfer & Trust Company;

•	A Rights Agreement, dated May 10, 2022, by and between the Company and Continental Stock Transfer & Trust Company;

•	A Letter Agreement, dated May 10, 2022, by and among the Company, its officers, its directors and the Sponsor (as defined below);

•	An Investment Management Trust Agreement, dated May 10, 2022, by and between the Company and Continental Stock Transfer & Trust Company;

•	A Registration Rights Agreement, dated May 10, 2022, by and among the Company, the Sponsor and certain security holders;

•	A Placement Warrant Purchase Agreement, dated May 10, 2022, by and between the Company and the Sponsor; and

•	An Administrative Support Agreement, dated May 10, 2022, by and between the Company and the Sponsor.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and attached hereto as Exhibits 1.1, 4.1, 4.2, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the sale of the Units, the Company consummated the private placement (“Private Placement”) of 3,040,000 warrants (“Placement Warrants”) to Monterrey Acquisition Sponsor, LLC (the “Sponsor”) at a price of $1.00 per Placement Warrant, generating total proceeds of $3,040,000. The Placement Warrants (and the underlying securities) are identical to the Public Warrants sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On May 10, 2022, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Company’s registration statement on Form S-1, as amended (File No. 333-264460) (collectively, the “Registration Statement”), and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $92,920,000 of the net proceeds from the IPO and the Private Placement were placed in a U.S.-based trust account established for the benefit of the Company’s public stockholders maintained by Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay taxes and interest to pay any dissolution expenses, none of the funds held in the trust account will be released until the earlier of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (a) to modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or certain amendments to the Company’s amended and restated certificate of incorporation prior thereto or to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 12 months (or up to 18 months if the Company extends the period of time to consummate a business combination by up to six months) from the closing of the IPO or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 12 months (or up to 18 months if the Company extends the period of time to consummate a business combination by up to six months) from the closing of the IPO, subject to applicable law.

Copies of the press releases issued by the Company announcing the pricing of the IPO and the consummation of the IPO are included as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated May 10, 2022, by and between the Company and EF Hutton, division of Benchmark Investments, LLC, as representative of the several underwriters

3.1	Amended and Restated Certificate of Incorporation

4.1	Warrant Agreement, dated May 10, 2022, by and between the Company and Continental Stock Transfer & Trust Company

4.2	Rights Agreement, dated May 10, 2022, by and between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated May 10, 2022, by and among the Company, its officers, its directors and Monterrey Acquisition Sponsor, LLC

10.2	Investment Management Trust Agreement, dated May 10, 2022, by and between the Company and Continental Stock Transfer & Trust Company

10.3	Registration Rights Agreement, dated May 10, 2022, by and among the Company and certain security holders

10.4	Private Placement Warrant Purchase Agreement, dated May 10, 2022, by and between the Company and Monterrey Acquisition Sponsor, LLC

10.5	Administrative Support Agreement, dated May 10, 2022, by and between the Company and Monterrey Acquisition Sponsor, LLC

99.1	Press Release Announcing Pricing of IPO

99.2	Press Release Announcing Closing of IPO

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2022

Monterey Capital Acquisition Corporation

By:	/s/ Bala Padmakumar
Name:	Bala Padmakumar
Title:	Chief Executive Officer

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